SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            ------------------------
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of earliest event reported: February 6, 2001

                              Westvaco Corporation
             (Exact name of registrant as specified in its charter)

        Delaware                          1-3013                 13-1466285
(State or other                       (Reporting File         (I.R.S. Employer
jurisdiction of organization)             Number)            Identification No.)

299 Park Avenue New York, New York                                   10171
(Address of principal executive offices)                          (Zip Code)


              (Registrant's telephone number, including area code)
                                 (212) 688-5000

Item 5.  Other Events.

     On February 6, 2001, pursuant to a resolution of the Board of Directors adopted on January 23, 2001, and the approval of the management of Westvaco Corporation (the "Company") on February 1, 2001, the Company issued $300,000,000 in 7.95% Debentures due 2031 in an underwritten public offering. This amount is part of a total of $500,000,000 covered under a Registration Statement on Form S-3 (Registration No. 333-54424) and under a related Prospectus dated January 26, 2001. The issuance of a total of $300,000,000 of 7.95% Debentures due 2031 is covered in addition by a related Prospectus Supplement dated February 1, 2001.

Item 7   Financial Statements, Pro Forma Financial
         Information and Exhibits.

                  (c)      Exhibits.

     The following Exhibits are filed as part of this Re port and as Exhibits to the Registration Statement:

                  Exhibit 1,  Form of Underwriting Agreement.

                  Exhibit 4 (a), Indenture dated as of March 1, 1983 between Westvaco Corporation and Irving Trust Company (now The Bank of New York). Trustee (incorporated by reference to the Company's Registration Statement on form 8-A (File No. 1-3013) dated January 24, 1984).

                  Exhibit 4 (b) (1), Form of 7.95% Debenture due 2031

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                WESTVACO CORPORATION



                                By  /s/ John W. Hetherington
                                    ----------------------------------
                                    John W. Hetherington
                                    Secretary and Assistant General Counsel

February 6, 2001